               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Consortium 2000, Inc.
Culver City, California

     We have audited the accompanying balance sheet of Consortium 2000, Inc. as of June 30, 1996, and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Consortium 2000, Inc. at June 30, 1996, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                          BDO SEIDMAN, LLP

Los Angeles, California
September 20, 1996

                             CONSORTIUM 2000, INC.

                                 BALANCE SHEET

                                     ASSETS

                                                                                  JUNE 30, 1996
                                                                                  -------------
Current
  Cash..........................................................................   $   116,068
  Accounts receivable, less allowance for doubtful accounts of $115,000.........       810,470
  Due from related parties (Note 1, a)..........................................        52,242
  Employee advances.............................................................        18,642
  Prepaid expenses..............................................................       103,092
  Loans to officers (Note 1, b).................................................         8,254
                                                                                    ----------
          Total current assets..................................................     1,108,768
                                                                                    ----------
Furniture and equipment
  Furniture and fixtures........................................................        22,107
  Professional equipment........................................................        79,327
                                                                                    ----------
                                                                                       101,434
  Less accumulated depreciation.................................................       (54,844)
                                                                                    ----------
          Net furniture and equipment...........................................        46,590
                                                                                    ----------
Other assets
  Deposits......................................................................         5,000
  Intangible assets, less accumulated amortization of $74,510 (Note 2)..........        68,088
                                                                                    ----------
          Total assets..........................................................   $ 1,228,446
                                                                                    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current
  Bank loan (Note 3)............................................................   $   100,000
  Accounts payable..............................................................         6,026
  Accrued agent fee.............................................................       405,342
  Accrued expenses..............................................................        84,170
  Deferred salaries.............................................................        37,381
  Dividends payable.............................................................        10,764
                                                                                    ----------
          Total current liabilities.............................................       643,683
                                                                                    ----------
Commitments and contingencies (Note 4)
Stockholders' equity
  Common stock, no par value, with a stated value of $0.01 each, 30,000,000 shares authorized; 6,753,009 shares issued and 6,750,009 shares
     outstanding................................................................        67,530
  Additional paid-in deficit....................................................     1,036,166
  Accumulated deficit...........................................................      (518,933)
                                                                                    ----------
          Total shareholders' equity............................................       584,763
                                                                                    ----------
          Total liabilities and shareholders' equity............................   $ 1,228,446
                                                                                    ==========

     See accompanying summary of accounting policies and notes to financial statements.

                             CONSORTIUM 2000, INC.

                            STATEMENT OF OPERATIONS

                                                                           FOR THE YEAR ENDED
                                                                             JUNE 30, 1996
                                                                           ------------------
Revenues.................................................................      $3,416,851
Cost of service provided.................................................       1,500,187
                                                                               ----------
     Gross profit........................................................       1,916,664
                                                                               ----------
Operating expenses
  Depreciation and amortization..........................................           9,000
  General and administrative.............................................       2,071,656
                                                                               ----------
Loss from operations.....................................................        (163,992)
                                                                               ----------
Other income (expense)
  Other income...........................................................          71,541
  Interest income........................................................           4,301
  Interest expense.......................................................          (3,717)
                                                                               ----------
Net loss before income tax...............................................         (91,867)
Income tax provision.....................................................             800
                                                                               ----------
     Net loss............................................................      $  (92,667)
                                                                               ==========
Net loss per share.......................................................      $    (0.01)
                                                                               ==========
Weighted average number of shares outstanding............................       6,751,676
                                                                               ==========

     See accompanying summary of accounting policies and notes to financial statements.

                             CONSORTIUM 2000, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                        COMMON STOCK          ADDITIONAL
                                    ---------------------      PAID IN       ACCUMULATED
                                     SHARES       AMOUNT       CAPITAL        DEFICIT       TOTAL
                                    ---------     -------     ----------     ---------     --------
Balance, June 30, 1995............  6,753,009     $67,530     $1,036,166     $(361,529)    $742,167
  Dividend paid...................         --          --             --       (61,866)     (61,866)
  Treasury stock purchased
     (Note 5).....................     (3,000)         --             --        (2,871)      (2,871)
  Net loss for period.............         --          --             --       (92,667)     (92,667)
                                    ---------     -------     ----------     ---------     --------
Balance, June 30, 1996............  6,750,009     $67,530     $1,036,166     $(518,933)    $584,763
                                    =========     =======     ==========     =========     ========

     See accompanying summary of accounting policies and notes to financial statements.

                             CONSORTIUM 2000, INC.

                            STATEMENT OF CASH FLOWS

                          INCREASE (DECREASE) IN CASH

                                                                              FOR THE YEAR ENDED
                                                                                JUNE 30, 1996
                                                                              ------------------
Cash flows from operating activities
  Net loss..................................................................       $(92,667)
  Adjustments to reconcile net loss to net cash provided by operating activities:
     Depreciation and amortization..........................................         15,600
     Change in operating assets and liabilities
       Accounts receivable..................................................        208,098
       Prepaid expenses and other...........................................        (50,569)
       Accounts payable and accrued expenses................................          1,262
       Payments for deferred salaries.......................................        (57,585)
       Other items..........................................................          2,811
                                                                                   --------
          Net cash provided by operating activities.........................         26,950
                                                                                   --------
Cash flows from investing activities
  Purchase of equipment.....................................................        (26,673)
                                                                                   --------
          Net cash used in investing activities.............................        (26,673)
                                                                                   --------
Cash flows from financing activities
  Dividends paid............................................................        (61,866)
  Treasury stock purchased..................................................         (2,871)
  Proceeds from bank loans..................................................        100,000
                                                                                   --------
          Net cash provided by financing activities.........................         35,263
                                                                                   --------
Net increase in cash........................................................         35,540
Cash, beginning of period...................................................         80,528
                                                                                   --------
Cash, end of period.........................................................       $116,068
                                                                                   ========

     See accompanying summary of accounting policies and notes to financial statements.

                             CONSORTIUM 2000, INC.

                         SUMMARY OF ACCOUNTING POLICIES

NATURE OF OPERATIONS

     Consortium 2000, Inc. (the "Company") was formed in December 1988 under the laws of the State of California. The major business of the Company is to conduct consultative marketing service for designing, developing, operating and managing a telecommunication users group to produce savings for its member clients. The Company provides services to various clients who are connecting with long distance carriers throughout the nation.

REVENUE RECOGNITION

     Revenue is recognized upon completion of the telephone call.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNIFICANT UNCERTAINTIES

     The Company's commission revenue is based upon its clients' usage of telephone services with various long distance carriers. A majority of its commission revenue comes from the Company's business clients. Generally, any economic fluctuation in business client's operations will have significant impact on their telephone usage. Accordingly, the fluctuation in the usage of the Company's clients will have affected the commission revenue of the Company.

CASH AND CASH EQUIVALENTS

     For purposes of cash flows, the Company considers all short-term debt securities purchased with an original maturity of three months or less to be cash equivalents.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The Company provides an allowance for all doubtful accounts. The balance of the allowance is based on review of the current status of accounts receivable. The allowance for doubtful accounts was $115,000 as of June 30, 1996.

EQUIPMENT AND FURNITURE

     Equipment is stated at cost with depreciation provided over the estimated useful lives of the respective assets on the straight-line basis as follows:

                                                                               YEARS
                                                                              --------
        Professional Equipment..............................................  5 years
        Furniture and fixtures..............................................  5 years

     Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

INTANGIBLE ASSETS

     Intangible assets consists of start-up costs which are stated at cost. Amortization is computed using the straight-line method over twenty years.

                             CONSORTIUM 2000, INC.

INCOME TAX

     The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes," which requires the Company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax basis of assets using enacted rates in effect in the years in which the differences are expected to reverse.

     At June 30, 1996, the Company has available net operating loss carryforwards of approximately $500,000 for income tax purposes, which expire in varying amounts through 2010. Federal tax rules impose limitations on the use of net operating losses following certain changes in ownership.

     The loss carryforward generated a deferred tax asset of approximately $185,000. The deferred tax asset was not recognized due to uncertainties regarding its realization, accordingly, a 100% valuation allowance was provided.

     During fiscal year 1996, the Company incurred a loss. As a result, the tax provision of $800 represents the minimum payment required for State income tax purposes.

EARNINGS PER SHARE

     Earnings per share was computed by dividing net loss for the year ended June 30, 1996 by the weighted average number of shares for the year ended June 30, 1996.

NEW ACCOUNTING STANDARD

     Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of" (SFAS No. 121) issued by the Financial Accounting Standards Board is effective for financial statements for fiscal years beginning after December 15, 1995. The new standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets and goodwill, should be recognized and how impairment losses should be measured. The Company does not expect adoption to have a material effect on its financial position or results of operations.

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123) issued by the Financial Accounting Standards Board (FASB) is effective for specific transactions entered into after December 15, 1995, while the disclosure requirements of SFAS No. 123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard establishes a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from nonemployees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

     Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (SFAS No. 125) issued by the Financial Accounting Standards Board (FASB) is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and is to be applied prospectively. Earlier or retroactive applications are not permitted. The new standard provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. The Company does not expect adoption to have a material effect on its financial position or results of operations.

                             CONSORTIUM 2000, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- RELATED PARTY TRANSACTIONS

(a) Due from Related Party

     R & R Ventures, Inc. (R&R) is an agent which markets residential services and is engaged by the Company. A board member and shareholder of the Company owns 50% of R&R. In November, 1995, the Company and R&R agreed that R&R would allow the Company to deduct R&R's commission from the Company to offset the $75,422 that R&R owes to the Company. As a result of deducting commissions earned by R&R from the Related Receivables, the remaining balance due from R&R as of June 30, 1996 was $52,242.

(b) Officer Loan Receivables

     The balance due to the company from an officer is $8,254. Interest accrues monthly at seven percent per annum.

NOTE 2 -- INTANGIBLE ASSETS

     Intangible assets as of June 30, 1996 consist of the following:

        Start-up cost.....................................................  $142,598
        Less accumulated amortization.....................................    74,510
                                                                            --------
                                                                            $ 68,088
                                                                            ========

NOTE 3 -- BANK LOAN

     In May of 1996, the Company obtained a revolving line of credit of $200,000 from a commercial bank for working capital purposes. The loan matures at March 1, 1997 and has a variable interest rate (1% over the bank's prime rate). The revolving line of credit is subject to certain restrictive covenants and is collateralized by substantially all of the Company's assets. At June 30, 1996, the Company was in violation of all of the financial ratio requirements due to the write-off of $775,943 which was due from UStel, Inc. The Company obtained a waiver of default from the lender which temporarily waives the specific events of default for a period not to exceed sixty days.

NOTE 4 -- OPERATING LEASES

     The Company conducts its operations from facilities that are leased under a 56 month noncancelable operating lease expiring in June 1998.

     The following is a schedule of future minimum rental payments required under the above operating lease as of June 30, 1996.

                                    YEAR ENDING
                                     JUNE 30,
                                   ------------
        1997...............................................................  $60,000
        1998...............................................................   60,000

NOTE 5 -- SHAREHOLDERS' EQUITY

     In October of 1995, the Company repurchased 3,000 shares of common stock from one of its shareholders for $3,750 and agreed to sell these shares to a key employee. Per the employee stock purchase agreement, the employee will make installment payment each payroll period, and has made 15 installment payments. When the employee fulfills his performance, the Company will make a contribution for the difference between the

                             CONSORTIUM 2000, INC.

employee's installment payments and the stock price of $3,750. As of June 30, 1996, the treasury stock balance was $2,871.

NOTE 6 -- SUBSEQUENT EVENT

     On August 14, 1996, UStel, Inc. ("UStel"), Consortium Acquisition Corporation (a wholly-owned subsidiary created by the Company) and Consortium 2000, Inc. entered into a Merger Agreement and Plan of Reorganization ("Merger Agreement"). Under the terms of the Merger Agreement, (a) Consortium Acquisition Corporation will be merged with Consortium 2000, Inc., with Consortium 2000, Inc. being the surviving corporation in the merger; and (b) all of the capital stock of Consortium 2000, Inc. will be converted into an aggregate of 1,076,923 shares of the Common Stock of UStel. As a result of the Merger Agreement, Consortium 2000, Inc. will become a wholly-owned subsidiary of UStel.

     As a result of entering into the Merger Agreement, Consortium 2000 agreed to write off a one time difference of $775,943 between UStel's commission expenses to Consortium 2000 and Consortium 2000's commission revenue from UStel during the fiscal year ended June 30, 1996. This difference was included in general and administrative expenses. The management of Consortium 2000 agreed not to pursue collection of bad debt from UStel.

                             CONSORTIUM 2000, INC.

                            CONDENSED BALANCE SHEETS

                                     ASSETS

                                                                                   SEPTEMBER 30, 1996
                                                                 JUNE 30, 1996     ------------------
                                                                 -------------        (UNAUDITED)
                                                                   (AUDITED)
Current
  Cash.........................................................   $   116,068          $   68,671
  Accounts receivable, less allowance for doubtful accounts of
     $115,000..................................................       810,470             854,124
  Due from related parties (Note 2)............................        60,496              51,717
  Prepaid expenses and other...................................       121,734             120,591
                                                                   ----------          ----------
          Total current assets.................................     1,108,768           1,095,103
                                                                   ----------          ----------
Furniture and equipment........................................
  Furniture and fixtures.......................................        22,107              22,107
  Professional equipment.......................................        79,327              79,667
                                                                   ----------          ----------
                                                                      101,434             101,774
  Less accumulated depreciation................................       (54,844)            (57,844)
                                                                   ----------          ----------
     Net furniture and equipment...............................        46,590              43,930
                                                                   ----------          ----------
Other assets
  Deposits.....................................................         5,000               5,000
  Investments..................................................            --             115,000
  Intangible assets, less accumulated amortization of $74,510
     and $76,310, respectively (Note 3)........................        68,088              66,288
                                                                   ----------          ----------
          Total assets.........................................   $ 1,228,446          $1,325,321
                                                                   ==========          ==========
                                LIABILITIES AND STOCKHOLDERS' EQUITY
Current
  Bank loan (Note 4)...........................................   $   100,000          $  200,000
  Accounts payable and accrued expenses........................       495,538             609,958
  Deferred salaries............................................        37,381              37,381
  Dividends payable............................................        10,764              10,764
                                                                   ----------          ----------
          Total current liabilities............................       643,683             858,103
                                                                   ----------          ----------
Commitments and contingencies (Note 5)
Stockholders' equity
  Common stock, no par value, with a stated value of $0.01
     each, 30,000,000 shares authorized; 6,753,009 shares
     issued and 6,750,009 shares outstanding...................        67,530              67,530
  Additional paid-in deficit...................................     1,036,166           1,036,166
  Accumulated deficit..........................................      (518,933)           (636,478)
                                                                   ----------          ----------
          Total shareholders' equity...........................       584,763             467,218
                                                                   ----------          ----------
          Total liabilities and shareholders equity............   $ 1,228,446          $1,325,321
                                                                   ==========          ==========

See accompanying summary of accounting policies and notes to condensed financial statements.

                             CONSORTIUM 2000, INC.

                       CONDENSED STATEMENTS OF OPERATIONS

                                                                        FOR THE THREE MONTHS
                                                                                ENDED
                                                                            SEPTEMBER 30,
                                                                      -------------------------
                                                                         1995           1996
                                                                      ----------     ----------
                                                                                     (UNAUDITED)
Revenues, net.......................................................  $  843,662     $  748,954
Cost of service provided............................................     327,227        483,653
                                                                      ----------     ----------
     Gross profit...................................................     516,435        265,301
                                                                      ----------     ----------
Operating expenses
  Depreciation and amortization.....................................       2,200          4,800
  General and administrative........................................     321,497        387,006
                                                                      ----------     ----------
Income (loss) from operations.......................................     192,738       (126,505)
                                                                      ----------     ----------
Other income (expense)
  Other income......................................................      11,136         12,556
  Interest income...................................................         535            361
  Interest expense..................................................      (1,531)        (3,957)
                                                                      ----------     ----------
Net income (loss) before income tax.................................     202,878       (117,545)
Income tax provision................................................      66,000             --
                                                                      ----------     ----------
     Net income (loss)..............................................  $  136,878     ($ 117,545)
                                                                      ==========     ==========
Net income (loss) per share.........................................  $     0.02     ($    0.02)
                                                                      ==========     ==========
Weighted average number of shares outstanding.......................   6,751,676      6,751,676
                                                                      ==========     ==========

See accompanying summary of accounting policies and notes to condensed financial statements.

                             CONSORTIUM 2000, INC.

             CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

       FOR THE PERIOD JULY 1, 1996 THROUGH SEPTEMBER 30, 1996 (UNAUDITED)

                                       COMMON STOCK          ADDITIONAL
                                   ---------------------      PAID-IN       ACCUMULATED
                                    SHARES       AMOUNT       CAPITAL         DEFICIT         TOTAL
                                   ---------     -------     ----------     -----------     ---------
Balance, July 1, 1996..........    6,750,009     $67,530     $1,036,166      $(518,933)     $ 584,763
Net loss for period............           --          --             --       (117,545)      (117,545)
                                   ---------     -------     ----------     ----------      ----------
Balance, September 30, 1996....    6,750,009     $67,530     $1,036,166      $(636,478)     $ 467,218
                                   =========     =======     ==========     ==========      ==========

See accompanying summary of accounting policies and notes to condensed financial statements.

                             CONSORTIUM 2000, INC.

                       CONDENSED STATEMENTS OF CASH FLOWS

                          INCREASE (DECREASE) IN CASH

                                                                         FOR THE THREE MONTHS
                                                                         ENDED SEPTEMBER 30,
                                                                        ----------------------
                                                                          1995         1996
                                                                        --------     ---------
                                                                             (UNAUDITED)
Cash flows from operating activities
  Net income (loss)...................................................  $136,878     $(117,545)
  Adjustments to reconcile net income (loss) to net cast provided by operating activities:
     Depreciation and amortization....................................     2,200         4,800
     Amounts due from related party...................................        --      (115,000)
     Change in operating assets and liabilities
       Accounts receivable............................................    11,917       (35,375)
       Prepaid expenses and other.....................................   (83,521)        1,643
       Accounts payable and accrued expenses..........................    (8,193)      114,420
                                                                        --------     ---------
          Net cash provided by (used in) operating activities.........    59,281      (147,057)
                                                                        --------     ---------
Cash flows from investing activities
  Purchase of equipment...............................................   (10,010)         (340)
                                                                        --------     ---------
          Net cash used in investing activities.......................   (10,010)         (340)
                                                                        --------     ---------
Cash flows from financing activities
  Proceeds from related party loans...................................    51,420            --
  Proceeds from bank loans............................................        --       100,000
                                                                        --------     ---------
          Net cash provided by financing activities...................    51,420       100,000
                                                                        --------     ---------
Net increase (decrease) in cash.......................................   100,691       (47,397)
Cash, beginning of period.............................................    80,527       116,068
                                                                        --------     ---------
Cash, end of period...................................................  $181,218     $  68,671
                                                                        ========     =========

See accompanying summary of accounting policies and notes to condensed financial statements.

                             CONSORTIUM 2000, INC.

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

                      JUNE 30, 1996 AND SEPTEMBER 30, 1996

NOTE 1 -- INTERIM FINANCIAL INFORMATION

     The interim financial statements for the three months ended September 30, 1995 and 1996 are unaudited. In the opinion of management, such statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair representation of the results of the interim periods. The results of operations for the three-month period ended September 30, 1996 are not necessarily indicative of the results for the entire year.

NOTE 2 -- RELATED PARTY TRANSACTIONS

  (a) Due from Related Party

     R & R Ventures, Inc. (R&R) is an agent which markets residential services and is engaged by the Company. A board member and shareholder of the Company owns 50% of R&R. In November, 1995, the Company and R&R agreed that R&R would allow the Company to deduct R&R's commission from the Company to offset the $75,422 that R&R owes to the Company. As a result of deducting commissions earned by R&R from the Related Receivables, the remaining balance due from R&R as of June 30, 1996 and September 30, 1996 was $52,242 and $43,963,
respectively.

  (b) Officer Loan Receivables

     The balance due to the Company from an officer at June 30, 1996 and September 30, 1996 is $8,254 and $7,754, respectively. Interest accrues monthly at seven percent per annum.

NOTE 3 -- INTANGIBLE ASSETS

     Intangible assets consist of the following:

                                                              JUNE 30,     SEPTEMBER 30,
                                                                1996           1996
                                                              --------     -------------
        Start-up cost.......................................  $142,598       $ 142,598
        Less accumulated amortization.......................    74,510          76,310
                                                              --------        --------
                                                              $ 68,088       $  66,288
                                                              ========        ========

NOTE 4 -- BANK LOAN

     In May of 1996, the Company obtained a revolving line of credit of $200,000 from a commercial bank for working capital purposes. The loan matures at March l, 1997 and has a variable interest rate (1% over the bank's prime rate). The revolving line of credit is subject to certain restrictive covenants and is collateralized by substantially all of the Company's assets. At June 30, 1996, the Company was in violation of all of the financial ratio requirements due to the write-off of $775,943 which was due from UStel, Inc. The Company obtained a waiver of default from the lender which temporarily waives the specific events of default for a period not to exceed sixty days.

NOTE 5 -- OPERATING LEASES

     The Company conducts its operations from facilities that are leased under a 56 month noncancelable operating lease expiring in June 1998.